UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WELLINGS REAL ESTATE INCOME FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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WELLINGS REAL ESTATE INCOME FUND

14805 Forest Road, Suite 203
Forest, Virginia 24551

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be Held on [day of week], [Date], 2025

May 23, 2025

To the Stockholders of Wellings Real Estate Income Fund:

I am writing to invite our stockholders to a Special Meeting of Stockholders (“Special Meeting”) of Wellings Real Estate Income Fund, a Delaware corporation (“we,” “us,” “our” or the “Company”). The Special Meeting will be held on [Day of Week], [Date], 2025, commencing at [Time] [a.m./p.m.] (local time) at Wellings Capital Management, LLC, located at 14805 Forest Road Suite 203, Forest, VA 24551 and virtually as a live webcast at [insert link].

The Special Meeting is being held for the following purposes:

1. To authorize the Company to withdraw its previous election to be treated as a business development company under Sections 55 through 65 of the Investment Company Act of 1940, as amended.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

Our Board of Trustees has fixed the close of business on [Day of Week], [Date], 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock at the close of business on the record date are entitled to notice of and to vote at the Special Meeting.

For further information regarding the matters to be acted upon at the Special Meeting, I urge you to carefully read the accompanying proxy statement.

Whether you own a few or many shares and whether you plan to attend the Special Meeting or not, it is important that your shares be voted at the Special Meeting. You may authorize a proxy to vote your shares by indicating your votes on the proxy card, signing and dating it and returning the proxy card. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendation of our Board of Trustees. Upon the stockholder’s request, copies of the proxy materials will be sent by mail promptly to the stockholder.

You are cordially invited to attend the Special Meeting. Your vote is important.

By Order of the Board of Trustees,

/s/ Benjamin P. Kahle
Benjamin P. Kahle
Chief Operating Officer and Chief Financial Officer

WELLINGS REAL ESTATE INCOME FUND

14805 Forest Road, Suite 203
Forest, Virginia 24551

PROXY STATEMENT

The accompanying proxy card (the “Proxy Card”) provided with this proxy statement (this “Proxy Statement”) is solicited by and on behalf of the Board of Trustees (the “Board”) of Wellings Real Estate Income Fund, a Delaware corporation (the “Company”), for use at a Special Meeting of Stockholders (the “Special Meeting”) and at any postponement or adjournment thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The address of our principal executive offices is 14805 Forest Road, Suite 203, Forest, Virginia 24551.

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting to Be Held on [Day of Week], [Date], 2025

This Proxy Statement and the Notice of Special Meeting are available at:
[Insert Website]

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Special Meeting and where will it be held?

The Special Meeting will be held on [Day of Week], [Date], 2025, commencing at [Time] [a.m./p.m.] (local time) at Wellings Capital Management, LLC, located at 14805 Forest Road Suite 203, Forest, VA 24551 and virtually as a live webcast at [insert link].

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders of the Company will vote upon a proposal to authorize our withdrawal of our prior election (the “BDC Election”) to be governed as a business development company (“BDC”) under Sections 55 through 65 of the Investment Company Act of 1940 (the “1940 Act”).

What will I be voting on at the Special Meeting?

At the Special Meeting, you will be asked to consider and vote upon a proposal to authorize us to withdraw our BDC Election. If our BDC Election is withdrawn, we will no longer be subject to regulation as a BDC under the 1940 Act.

Who can vote at the Special Meeting?

The record date for the determination of holders of shares of common stock entitled to notice of and to vote at the Special Meeting, or any postponement or adjournment of the Special Meeting, is the close of business on [Day of Week], [Date], 2025. As of the record date, [   ] shares of our common stock were issued and outstanding and entitled to vote at the Special Meeting.

How many votes do I have?

Each share of common stock entitles the holder to one vote on each matter considered at the Special Meeting or any postponement or adjournment thereof. The Proxy Card shows the number of shares of common stock you are entitled to vote.

How may I vote?

You may vote in person at the Special Meeting or by authorizing a proxy to vote your shares. At the stockholder’s request, stockholders may authorize a proxy by mail by completing, signing, dating and returning their Proxy Card in the enclosed envelope. You may also vote your shares at the Special Meeting. If you attend the Special Meeting, you may vote in person, and any proxies that you authorized prior to the Special Meeting will be superseded by the vote that you cast at the Special Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Special Meeting in accordance with the directions given. If the Proxy Card is signed and returned without any directions given, the shares will be voted “FOR” the proposal to authorize us to withdraw our BDC election.

No other business will be presented at the Special Meeting other than as set forth in the attached Notice of Special Meeting of Stockholders.

How can I change my vote or revoke a proxy?

You may revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy card ; or (ii) by attending the Special Meeting and voting in person or virtually. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Special Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your Proxy Card is signed and returned without any direction given, your shares will be voted as recommended by the Board.

What vote is required to approve the proposal?

Pursuant to Section 58 of the 1940 Act and Section 10.4(b) of our Declaration of Trust, the affirmative vote of a majority of all the votes present in person or represented by proxy and entitled to be cast on the matter is required for approval of the proposal to authorize the withdrawal of the BDC Election.

What constitutes a “quorum”?

The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast one third of all the votes entitled to be cast at the Special Meeting constitutes a quorum. Abstentions will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

No. We are soliciting the proxy on behalf of the Board, and we will pay all costs of preparing, assembling and distributing the proxy materials.

What does it mean if I receive more than one Proxy Card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts. If you mail the Proxy Cards, please sign, date and return each Proxy Card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call us at 800-844-2188. Combining accounts reduces excess costs, time, and effort, resulting in cost savings to us that benefit you as a stockholder.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Special Meeting or would like additional copies of this Proxy Statement, please contact: Wellings Real Estate Income Fund, 14805 Forest Road, Suite 203, Forest, Virginia 24551, Telephone: (800) 844-2188

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” THE PROPOSAL TO APPROVE THE WITHDRAWAL OF THE COMPANY’S PRIOR ELECTION TO BE TREATED AS A BDC UNDER SECTIONS 55 THROUGH 65 OF THE INVESTMENT COMPANY ACT OF 1940.

PROPOSAL NO. 1 —

AUTHORIZATION TO WITHDRAW OUR ELECTION
TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY
UNDER THE INVESTMENT COMPANY ACT OF 1940

The Proposal

We are requesting that you authorize us to withdraw our BDC election. As a BDC, we have been subject to the 1940 Act, including certain provisions applicable only to BDCs. Although BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions among affiliates and other matters than registered closed-end investment companies, we remain subject to significant regulation of our activities. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs and the cost of 1940 Act compliance, the Board has determined that continuation as a BDC is not in our best interests.

Timeline

If a majority of our stockholders vote to authorize us to withdraw our BDC election, the withdrawal will become effective upon receipt by the SEC of our application for withdrawal on Form N-54C. As of the date hereof, the Board believes that we meet the requirements for filing the notification to withdraw the BDC election, upon the receipt of the necessary stockholder authorization. We anticipate filing the Form N-54C with the SEC following receipt of the necessary stockholder authorization. After the application for withdrawal of the BDC Election is filed with the SEC, we will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of the Board, affiliated transactions and any compensation arrangements.

RISK FACTORS

In addition to general risks and the other information contained in this Proxy Statement, you should carefully consider the following important factors in evaluating the proposal to be voted on at our special meeting.

RISKS ASSOCIATED WITH THE WITHDRAWAL OF THE BDC ELECTION

If we withdraw our BDC Election, our stockholders will lose certain protections under the 1940 Act.

If we withdraw our BDC election and cease to be regulated as a BDC under the 1940 Act, our stockholders will lose certain protections, including the following:

•	we will no longer be subject to the requirement that we maintain a ratio of assets to senior securities of at least 200%;

•	we will no longer be prohibited from protecting any trustee or officer against any liability to us or our stockholders arising from willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person’s office;

•	we will no longer be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement;

•	we will no longer be required to comply with Section 56 of the 1940 Act by ensuring that a majority of the trustees are persons who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, and certain persons that would be prevented from serving on the Board if it were a BDC (such as investment bankers) will be able to serve on the Board;

•	we will no longer be subject to provisions of the 1940 Act regulating transactions between BDCs and certain affiliates and restricting our ability to issue warrants and options;

•	we will no longer be subject to provisions of the 1940 Act prohibiting the issuance of our securities at below net asset value; and

•	we will no longer be subject to the other provisions and protections set forth in Sections 55 through 64 of the 1940 Act and the rules and regulations promulgated under the 1940 Act.

OTHER MATTERS PRESENTED FOR ACTION AT THE SPECIAL MEETING

The Board does not intend to present for consideration at the Special Meeting any matter other than the matter specifically set forth in the Notice of Special Meeting of Stockholders. No other matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Stockholders.

By Order of the Board of Trustees,

/s/ Benjamin P. Kahle
Benjamin P. Kahle
Chief Operating Officer and Chief Financial Officer